NEWPARK RESOURCES PRESENTATION FEBRUARY 2019

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and future financial results are forward- looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2017, as well as others, could cause results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry, our customer concentration and reliance on the U.S. exploration and production market, risks related to our international operations, our ability to replace existing contracts, the cost and continued availability of borrowed funds including noncompliance with debt covenants, operating hazards present in the oil and natural gas industry, our ability to execute our business strategy and make successful business acquisitions and capital investments, the availability of raw materials or the impact of tariffs on the cost of such raw materials, the availability of skilled personnel, our market competition, our ability to expand our product and service offerings and enter new customer markets with our existing products, compliance with legal and regulatory matters, including environmental regulations, the availability of insurance and the risks and limitations of our insurance coverage, the ongoing impact of the U.S. Tax Cuts and Jobs Act, potential impairments of long-lived intangible assets, technological developments in our industry, risks related to severe weather, cybersecurity breaches or business system disruptions and risks related to the fluctuations in the market value of our common stock. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. We assume no obligation to update, amend or clarify publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur. 2

NON-GAAP FINANCIAL MEASURES This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Net Debt and the Ratio of Net Debt to Capital. Management believes that these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. 3

COMPANY OVERVIEW Consolidated Revenues $1,400 . Revenue recovery driven by oilfield $1,200 $1,118 activity increase and end-market $1,042 diversification initiatives $1,000 $947 $800 $748 Fairly balanced income contribution $677 . $600 from two operating segments: $471 Revenues ($ Revenues millions) $400 Fluids Systems 3rd largest global provider of drilling and $200 completions fluids to oil and gas exploration $0 industry** 2013 2014 2015 2016 2017 2018 Mats and Integrated Services Leading provider of engineered worksite 2018 - Breakdown by Segment solutions, with diversified customer base Revenue EBITDA* across industries – Oil and gas exploration 24% Fluids Systems – Electrical transmission and distribution 43% Mats and Integrated – Pipeline 57% Services 76% – Petrochemical – Construction * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. EBITDA contribution % based on Segment EBITDA and excludes Corporate Office expenses. 4 ** Source: 2018 Oilfield Market Report, Spears & Associates, Inc.

GLOBAL STRENGTH Revenue by Region –2018 U.S. Canada Latin America Eastern Hemisphere 24% 3% 7% 66% 5

FLUIDS SYSTEMS - OVERVIEW Total Segment Revenues $1,200 . Expanding IOC & NOC relationships have been key to $1,000 $926 $965 global market share growth: $800 $716 – Approx. 1/3 of 2018 Fluids Systems $581 $616 $600 revenues generated from IOC/NOC $395 $400 customer base – Newpark share positioned #3 globally, Revenues ($ millions) Revenues ($ $200 #2 North America* $0 2013 2014 2015 2016 2017 2018 – IOCs remain a key focus area for share growth, which requires expansion of completion fluids offering 2018 Revenue by Region in the Gulf of Mexico 4% . Awarded the Shell Oil Global Services Supplier of the Year for 29% 2018, for service companies under 100,000 operating hours 58% 9% . Strong North American market position provides expansion opportunity in Stimulation U.S. Canada Chemicals, leveraging E&P Eastern Hemisphere Latin America relationships * Source: 2018 Oilfield Market Report, Spears & Associates, Inc. 6

FLUIDS SYSTEMS – NORTH AMERICA North American Revenues . Four years of sequential $800 $687 expansion in market share $700 $654 $600 – Hold #2 drilling fluids market share $500 $477 position in U.S. land* $352 $395 $400 . Service quality, technology, $300 $183 operational focus and $200 Revenue ($ millions) Revenue organizational alignment are $100 $0 critical to value proposition 2013 2014 2015 2016 2017 2018 . Expanding product offering, providing Total Fluids Solutions Average NAM Rig Count & Market Share(1) for customers NAM Rig Count Market Share – Gulf of Mexico Completion Fluids 2,500 17% 2,241 Facility now operational; achieved 2,114 16% 2,000 first revenues in 2018 15% – NAM Land Stimulation Chemicals 1,500 1,223 14% 1,170 1,083 expansion underway, successfully 13% 1,000 completing field trial with leading 639 12% 500 independent operator 11% - 10% 2013 2014 2015 2016 2017 2018 (1) Source: BHGE and company data *Source: Kimberlite International Oilfield Research, Sep 2018 7

FLUIDS SYSTEMS – PRODUCT OFFERING EXPANSION UNDERWAY Manufacturing . Expansion capitalizes on existing Fluids Systems infrastructure, expertise and market credibility Deepwater Gulf of Mexico – With Completion Fluids facility operational, capable of meeting customer’s needs for both Drilling and Completion Fluids – Building upon 2018 success, three additional deepwater projects Technical already scheduled in 2019 Stimulation Chemicals – 47%* of US chemical purchases de-bundled from horsepower; trend is increasing *Source: Kimberlite International Oilfield Research, 2018 Distribution GOM Shorebase 8

FLUIDS SYSTEMS – INTERNATIONAL International Revenues . International presence remains key to $350 our strategy, leveraging IOC/NOC $300 $272 $278 relationships globally $250 $229 $239 $212 $220 . More stable than NAM through the $200 industry cycles $150 – Longer term contracts $100 – Largely IOCs/NOCs Revenue ($ millions) Revenue $50 – Fewer competitors $0 . Key contract awards have driven steady 2013 2014 2015 2016 2017 2018 growth in EMEA region – Algeria (Sonatrach) International Revenues by Region – Albania (Shell) $300 – Kuwait (KOC) $28 $18 $5 $18 $250 $36 $4 . APAC increase driven by Woodside $200 $84 $29 project in offshore Australia $99 $47 $40 $37 $150 – Partnering with Baker Hughes on integrated service offering $100 $179 $192 Revenue ($ millions) Revenue $166 $164 $167 $137 $50 . Brazil revenues declining as Petrobras contract concluded Q4 2018; maintaining $0 presence to support IOC deepwater 2013 2014 2015 2016 2017 2018 opportunities EMEA LATAM APAC 9

FLUIDS SYSTEMS – LEADING TECHNOLOGY Developing Total Fluids Solutions . Proven drilling fluid systems designed to enhance wellsite performance, including: – Kronos™ deepwater drilling fluid systems successfully used for 8 offshore wells in 2018, including two deepwater GOM projects . Innovative reservoir drill-in fluids (RDF) and associated breakers to protect the reservoir from damage and extend the life of the reservoir asset . Hydraulic fracturing and matrix acidizing chemicals designed with an understanding of reservoir-fluid interactions and engineered to maximize reservoir estimated ultimate recovery (EUR) at the lowest cost . Engineering modeling and simulation software for effective planning and flawless execution of fluid applications 10

MATS & INTEGRATED SERVICES - OVERVIEW Total Segment Revenues . Leading provider of engineered worksite and access solutions $250 $231 – In early phases of global market penetration, where our systems reduce $200 operators’ costs and improve $153 environmental sustainability $150 $132 $116 – Diversified market presence, fairly $100 $96 $76 balanced between E&P and non-E&P end-markets Revenues ($ Revenues millions) $50 . Revenues include rentals & $0 2013 2014 2015 2016 2017 2018 service, as well as sales of manufactured matting products – 2017 acquisition significantly 2018 Revenue by End Market 2018 Revenue by Type expanded service revenues NAM E&P NAM NON-E&P INT'L NON-E&P PRODUCT SALES RENTAL SERVICE . Patented technology, service capability, low manufacturing cost $13 $56 and size of composite mat rental fleet $93 provide competitive advantages $116 $102 $82 11

MATS - COMPETITIVE ADVANTAGES ACROSS INDUSTRIES Superior Transportation, Install & Enhanced EH&S Scale & Quality Remediation Efficiency Attributes Responsiveness DO WE HAVE PHOTOS OF ACTUAL INSTALL? 12

MATS – CORE MARKET OVERVIEW Exploration & Production Pipeline SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY Transmission & Distribution Construction & Other SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY 13

MATS – ACCELERATING PRODUCT DEVELOPMENT Leveraging R&D center to drive innovation, including next-generation matting systems, accessories and adaptations EPZ Grounding System . Patented system . Elevates worksite safety in utility transmission and distribution markets EPZ Grounding System Safety Railings . Fully integrated with Dura-Base matting system Mobile Mat Washer . Automated system provides efficient mat cleaning on customer sites . Reduces labor costs Pedestrian Access . Environmental benefits include reduced Mobile Mat Washing System Ramp water consumption and improved separation of contaminants Accessories . Safety railing . Pedestrian access ramps . Secondary containment Turning Mat Stronghold Berms –Berms – Liners . Grapple installation system 14

MATS INNOVATION – ABOVE GROUND STORAGE TANK Water management for E&P and Pipeline is a growing issue Modular Above Ground Storage Tank (AST) . Utilizing DURA-BASE matting, modular design enables multiple size configurations to support site design limitations . Available in various capacity configurations up to Industry leading 80,000 Bbl. max capacity, utilizing same hardware . Components for entire 80k bbl tank moved in 4-5 non-permitted loads . Ideal for pressure pumping in E&P and Pipeline integrity applications . Re-deployable as roadway or access pad 15

FINANCIAL FOCUS Operating Cash Flow Consistent positive operating $140 $122 cash flow generation through cycle $120 $100 $89 . Net working capital investments of $31m reduced 2018 operating cash flow $80 $63 $60 $ Millions $38 Short-Term Focus $40 $20 $11 . Continue repatriation of available foreign $0 cash following U.S. tax reform 2014 2015 2016 2017 2018 . Ongoing efforts to optimize working capital Capital Structure Total Debt Net Debt (1) Total Debt to Capital Ratio Long-Term Strategic Focus $200 35% . Aggressively pursue non-E&P $183 $182 $179 $156 $160 $162 market expansion in mats 32% $150 . Continue strategic investments $117 29% $ Millions $104 $106 $100 $97 in fluids $68 $71 26% – IOC/NOC deepwater penetration $50 23% – Expand product offering to leverage global footprint $0 20% 2013 2014 2015 2016 2017 2018 (1) Net Debt is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. 16

APPENDIX 17

NEWPARK

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share data)	Three Months Ended December 31, 2018	Three Months Ended September 30, 2018	Three Months Ended December 31, 2017	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2017
Revenues	$ 247,664	$ 235,329	$ 204,389	$ 946,548	$ 747,763
Cost of revenues	197,310	194,730	165,291	766,975	607,899
Selling, general and administrative expenses	29,645	29,820	29,541	115,127	108,838
Other operating (income) loss, net	186	725	(283)	888	(410)
Operating income	20,523	10,054	9,840	63,558	31,436
Foreign currency exchange (gain) loss	822	(89)	951	1,416	2,051
Interest expense, net	4,205	3,668	3,028	14,864	13,273
Income from continuing operations before income taxes	15,496	6,475	5,861	47,278	16,112
Provision (benefit) for income taxes	4,927	2,831	(2,056)	14,997	4,893
Income from continuing operations	10,569	3,644	7,917	32,281	11,219
Loss from disposal of discontinued operations, net of tax	-	-	(17,367)	-	(17,367)
Net income (loss)	$ 10,569	$ 3,644	$ (9,450)	$ 32,281	$ (6,148)
Calculation of EPS:					
Income from continuing operations - basic and diluted	$ 10,569	$ 3,644	$ 7,917	$ 32,281	$ 11,219
Weighted average common shares outstanding - basic	90,640	90,526	87,414	89,996	85,421
Dilutive effect of stock options and restricted stock awards	1,938	2,151	2,580	2,385	2,554
Dilutive effect of 2021 Convertible Notes	-	905	-	544	-
Weighted average common shares outstanding - diluted	92,578	93,582	89,994	92,925	87,975
Income per common share - diluted:					
Income from continuing operations	$ 0.11	$ 0.04	$ 0.09	$ 0.35	$ 0.13
Loss from discontinued operations	-	-	(0.20)	-	(0.20)
Net income (loss)	$ 0.11	$ 0.04	$ (0.11)	$ 0.35	$ (0.07)

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NEWPARK

OPERATING SEGMENT RESULTS (UNAUDITED)

	Three Months Ended			Twelve Months Ended	
(In thousands)	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Revenues					
Fluids systems	$ 177,726	$ 180,970	$ 162,404	$ 715,813	$ 615,803
Mats and integrated services	69,938	54,359	41,985	230,735	131,960
Total revenues	$ 247,664	$ 235,329	$ 204,389	$ 946,548	$ 747,763
Operating income (loss)					
Fluids systems (1)	$ 8,245	$ 8,288	$ 7,435	$ 40,337	$ 27,580
Mats and integrated services	20,740	12,925	11,729	60,604	40,491
Corporate office	(8,462)	(11,159)	(9,324)	(37,383)	(36,635)
Operating income	$ 20,523	$ 10,054	$ 9,840	$ 63,558	$ 31,436
Segment operating margin					
Fluids systems	4.6%	4.6%	4.6%	5.6%	4.5%
Mats and integrated services	29.7%	23.8%	27.9%	26.3%	30.7%

(1) Fluids Systems operating income for the three months ended December 31, 2018 includes $2.0 million of charges, consisting primarily of severance costs and $0.5 million of non-capitalizable expenses related to the conversion of a drilling fluids facility into a completion fluids facility. Operating income for the three months ended September 30, 2018 includes $1.1 million of charges in Brazil primarily related to severance costs associated with our planned workforce reductions in the fourth quarter of 2018 in connection with the scheduled completion of the current contract with Petrobras, $0.8 million of charges associated with the July 2018 fire at our Kenedy, Texas drilling fluids facility, and $0.6 million of non-capitalizable expenses related to the conversion of a drilling fluids facility into a completion fluids facility. The impact of these items to operating income was $4.9 million for the twelve months ended December 31, 2018.

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CONSOLIDATED BALANCE SHEETS (UNAUDITED) (In thousands, except share data) December 31, 2018 December 31, 2017 ASSETS Cash and cash equivalents$                           56,118 $                          56,352 Receivables, net 254,394                            265,866 Inventories 196,896                            165,336 Prepaid expenses and other current assets 15,904                              17,483 Total current assets 523,312  505,037  Property, plant and equipment, net  316,293  315,320  Goodwill 43,832  43,620  Other intangible assets, net  25,160  30,004  Deferred tax assets 4,516  4,753  Other assets 2,741  3,982  Total assets$                         915,854 $                        902,716 LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt$                             2,522 $                            1,518 Accounts payable 90,607                              88,648 Accrued liabilities 48,797                              68,248 Total current liabilities 141,926  158,414  Long‐term debt, less current portion 159,225  158,957  Deferred tax liabilities 37,486  31,580  Other noncurrent liabilities 7,536  6,285  Total liabilities 346,173  355,236  Common stock, $0.01 par value (200,000,000 shares authorized  and 106,362,991 and 104,571,839 shares issued, respectively 1,064  1,046  Paid‐in capital 617,276  603,849  Accumulated other comprehensive loss (67,673) (53,219) Retained earnings  148,802  123,375  Treasury stock, at cost (15,530,952 and 15,366,504 shares,  respectively) (129,788) (127,571) Total stockholders’ equity 569,681  547,480  20 Total liabilities and stockholders' equity$                         915,854 $                        902,716

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Twelve Months Ended December 31, (In thousands) 2018 2017 Cash flows from operating activities: Net income$              32,281 $              (6,148) Adjustments to reconcile net income to net cash provided by operations: Depreciation and amortization                 45,899                39,757 Stock‐based compensation expense                 10,361                10,843 Provision for deferred income taxes                       236              (10,350) Net provision for doubtful accounts                   2,849                  1,481 Loss on sale of a business                            ‐                21,983 Gain on sale of assets                 (1,821)                 (5,478) Gain on insurance recovery                     (606)                            ‐ Amortization of original issue discount and debt issuance costs                   5,51 0                  5,345 Change in assets and liabilities: Increase in receivables                 (7,388)              (73,722) Increase in inventories                (30,352)              (15,097) Decrease in other assets                   1,055                      986 Increase in accounts payable                   2,449                14,153 Increase in accrued liabilities and other                   2,930                54,628 Net cash provided by operating activities                 63,403                38,381 Cash flows from investing activities: Capital expenditures                (45,141)              (31,371) Refund of proceeds from sale of a business                (13,974)                            ‐ Proceeds from sale of property, plant and equipment                   2,612                  7,747 Proceeds from insurance property claim                   1,000                            ‐ Business acquisitions, net of cash acquired                     (249)              (44,750) Net cash used in investing activities                (55,752)              (68,374) Cash flows from financing activities: Borrowings on lines of credit               347,613              176,267 Payments on lines of credit              (352,582)              (93,700) Payment on 2017 Convertiable Notes                            ‐              (83,252) Debt issuance costs                     (149)                    (955) Proceeds from employee stock plans                   3,874                  2,42 4 Purchases of treasury stock                 (3,870)                 (3,239) Other financing activities                       601                      165 Net cash used in financing activities                  (4,513)                 (2,290) Effect of exchange rate changes on cash                 (4,332)                  2,444 Net decrease in cash, cash equivalents, and restricted cash                 (1,194)              (29,839) Cash, cash equivalents, and restricted cash at beginning of period                 65,460                95,299 21 Cash, cash equivalents, and restricted cash at end of period $              64,266 $              65,460

NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

To help understand the Company's financial performance, the Company has supplemented its financial results that it provides in accordance with generally accepted accounting principles ("GAAP") with non-GAAP financial measures. Such financial measures include earnings before interest, taxes, depreciation and amortization ("EBITDA"), EBITDA Margin, Net Debt and the Ratio of Net Debt to Capital.

We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP.

Consolidated	Twelve Months Ended December 31,					
(In thousands)	2013	2014	2015	2016	2017	2018
Net income (loss) (GAAP) (1)	$ 65,323	$ 102,278	$ (90,828)	$ (40,712)	$ (6,148)	$ 32,281
(Gain) loss from disposal of discontinued operations, net of tax	-	(22,117)	-	-	17,367	-
(Income) from discontinued operations, net of tax	(12,701)	(1,152)	-	-	-	-
Interest expense, net	11,279	10,431	9,111	9,866	13,273	14,864
Provision (benefit) for income taxes	28,725	41,048	(21,398)	(24,042)	4,893	14,997
Depreciation and amortization	39,764	41,175	43,917	37,955	39,757	45,899
EBITDA (non-GAAP) (1)	$ 132,390	$ 171,663	$ (59,198)	$ (16,933)	$ 69,142	$ 108,041

(1) 2018 net income and EBITDA include $6.8 million of charges, including $2.0 million consisting primarily of severance costs, a corporate office charge of $1.8 million related to the retirement and transition of our Senior Vice President, General Counsel and Chief Administrative Officer, $1.1 million of charges in Brazil primarily related to severance costs associated with our planned workforce reductions in the fourth quarter of 2018 in connection with the scheduled completion of the current contract with Petrobras, $1.1 million of non-capitalizable expenses related to the conversion of a drilling fluids facility into a completion fluids facility, and $0.8 million of charges related to the July 2018 fire at our Kenedy, Texas drilling fluids facility. 2016 net loss and EBITDA include $13.8 million of charges associated with asset impairments and workforce reductions partially offset by gains for extinguishment of debt and adjustment for settlement of wage and hour litigation. 2015 net loss and EBITDA include $88.7 million of charges associated with goodwill and other asset impairments, workforce reductions and estimated resolution of wage and hour litigation.

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NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Fluids Systems	Twelve Months Ended December 31,					
(In thousands)	2013	2014	2015	2016	2017	2018
Operating income (loss) (GAAP) (2)	$ 72,604	$ 95,600	$ (86,770)	$ (43,631)	$ 27,580	$ 40,337
Depreciation and amortization	26,679	22,934	22,108	20,746	21,566	20,922
EBITDA (non-GAAP) (2)	99,283	118,534	(64,662)	(22,885)	49,146	61,259
Revenues	926,392	965,049	581,136	395,461	615,803	715,813
Operating Margin (GAAP)	7.8%	9.9%	-14.9%	-11.0%	4.5%	5.6%
EBITDA Margin (non-GAAP)	10.7%	12.3%	-11.1%	-5.8%	8.0%	8.6%

(2) 2018 Fluids Systems operating income and EBITDA include $4.9 million of charges, including $2.0 million consisting primarily of severance costs, $1.1 million of charges in Brazil primarily related to severance costs associated with our planned workforce reductions in the fourth quarter of 2018 in connection with the scheduled completion of the current contract with Petrobras, $1.1 million of non-capitalizable expenses related to the conversion of a drilling fluids facility into a completion fluids facility, and $0.8 million of charges related to the July 2018 fire at our Kenedy, Texas drilling fluids facility. 2016 Fluids Systems operating income and EBITDA include $15.6 million of charges associated with asset impairments and workforce reductions. 2015 Fluids Systems operating income and EBITDA include $82.7 million of charges associated with goodwill and other asset impairments and workforce reductions.

Mats and Integrated Services	Twelve Months Ended December 31,					
(In thousands)	2013	2014	2015	2016	2017	2018
Operating income (loss) (GAAP) (3)	$ 49,394	$ 70,526	$ 24,949	$ 14,741	$ 40,491	$ 60,604
Depreciation and amortization	10,501	15,507	18,869	14,227	14,991	21,321
EBITDA (non-GAAP) (3)	59,895	86,033	43,818	28,968	55,482	81,925
Revenues	115,964	153,367	95,729	76,035	131,960	230,735
Operating Margin (GAAP)	42.6%	46.0%	26.1%	19.4%	30.7%	26.3%
EBITDA Margin (non-GAAP)	51.6%	56.1%	45.8%	38.1%	42.0%	35.5%

(3) 2016 Mats and Integrated Services operating income and EBITDA include $0.3 million of charges associated with workforce reductions. 2015 Mats and Integrated Services operating income and EBITDA include $0.7 million of charges associated with workforce reductions.

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NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

The following table reconciles the Company's ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company's ratio of net debt to capital:

Consolidated	**December 31,**					
(In thousands)	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**
Current debt	$ 12,867	$ 11,648	$ 7,382	$ 83,368	$ 1,518	$ 2,522
Long-term debt, less current portion	170,009	170,462	171,211	72,900	158,957	159,225
Total Debt	182,876	182,110	178,593	156,268	160,475	161,747
Total stockholders' equity	581,054	625,458	520,259	500,543	547,480	569,681
Total Capital	$ 763,930	$ 807,568	$ 698,852	$ 656,811	$ 707,955	$ 731,428
Ratio of Total Debt to Capital	23.9%	22.6%	25.6%	23.8%	22.7%	22.1%
Total Debt	$ 182,876	$ 182,110	$ 178,593	$ 156,268	$ 160,475	$ 161,747
Less: cash and cash equivalents	(65,840)	(85,052)	(107,138)	(87,878)	(56,352)	(56,118)
Net Debt	117,036	97,058	71,455	68,390	104,123	105,629
Total stockholders' equity	581,054	625,458	520,259	500,543	547,480	569,681
Total Capital, Net of Cash	$ 698,090	$ 722,516	$ 591,714	$ 568,933	$ 651,603	$ 675,310
Ratio of Net Debt to Capital	16.8%	13.4%	12.1%	12.0%	16.0%	15.6%

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EXPERIENCED LEADERSHIP Paul Howes President & Chief Executive Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary Bruce Smith Interim President Fluids Systems Matthew Lanigan President Mats & Integrated Services Ida Ashley Vice President, Human Resources 25

MANAGEMENT BIOGRAPHIES Paul L. Howes, President & CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as the President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API) and the National Association of Manufacturers (NAM). He serves as a member of the Tulane Energy Institute Advisory Board and is Chairman of Buckets of Rain, a non-profit organization, focused on the rebuilding of Detroit one garden at a time through growing produce in local communities. He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Additionally, Mr. Howes was a previous member of the Board of Directors of the National Ocean Industries Association (NOIA). Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. 26

MANAGEMENT BIOGRAPHIES Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. Bruce C. Smith, Interim President, Fluid Systems: Bruce has been in the drilling fluids industry since 1973 and has held many technical, operational and leadership positions during this 35 year period. Bruce joined Newpark in April 1998 as Vice President International and served as President of Newpark Fluids Systems Fluids from October 2000 – June 2017, and returned to the role in November 2018 on an interim basis. Prior to joining Newpark, Mr. Smith was the Managing Director of the UK operations of M-I SWACO. 27

MANAGEMENT BIOGRAPHIES Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. Ida Ashley, VP, Human Resources: Ida joined Newpark in March 2015 as Vice President, Human Resources. Ida has over 20 years of experience in Human Resources, 17 of which were specific to Oilfield Services where she specialized in Employee Relations, Mergers & Acquisitions and International HR programs. Ida has worked in a variety of HR leadership roles in Smith International, M-I SWACO and Schlumberger. Her role prior to joining Newpark was VP of HR, North America in Schlumberger. Originating from Smith International, she had the unique opportunity to lead the HR integration project team during the Schlumberger/Smith merger from August 2010 – December 2012. Ida earned her Masters of Science in Human Resources from Houston Baptist University in 2000 and her Bachelors of Arts in Modern Languages from Texas A&M in 1991. 28

BOARD OF DIRECTORS Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company Chairman of the Board G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. JOHN C. MINGÉ Former Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP GARY L. WARREN Retired Senior Vice President, Weatherford Please visit our website for full biographies of our Board. 29

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